InvestEd Portfolios

Supplement dated August 21, 2019 to the

InvestEd Portfolios Statement of Additional Information

dated April 30, 2019

The following replaces the first sentence of the second full paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for InvestEd Shareholders” section on page 85:

To qualify for the Service, you must have invested at least $10,000 in shares of any of the funds in the InvestEd Portfolios, or Class E shares of any of the funds within the Ivy Funds, and continue to own such shares on the date the Service is requested; or, the value of such shares must be at least $10,000 as of the date the Service is requested.

The following replaces the first paragraph immediately following the second numbered list of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for InvestEd Shareholders” section on page 85:

Shares historically have been redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Beginning in mid-August 2019, shares may be redeemed on any business day. Payments are made within five days of the redemption.

The following replaces the sixth sentence of the first paragraph of the “Purchase, Redemption and Pricing of Shares — Abandoned Property” section on page 85:

If your account has no shareholder-initiated activity for a period of time, determined by each state, WISC may be required to transfer the shares to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.

Supplement	Statement of Additional Information	1